SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of earliest event reported: December 19, 2002

                      ALFORD REFRIGERATED WAREHOUSES, INC.
               (Exact name of registrant as specified in charter)

        Texas                       75-2695621               000-25351
(State or other jurisdiction      (IRS employer          (Commission file
    of incorporation)           Identification No.)            number)


              318 Cadiz Street, Dallas, Texas                      75207
          (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (214) 426-5151


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.
     The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

     1.1 Monthly Operating Report filed in the United States Bankruptcy Court, Northern District of Texas, Dallas Division, December 19, 2002, for Alford Refrigerated Warehouses, Inc., Case No. 01-39776-BJH-11.

     1.2 Monthly Operating Report filed in the United States Bankruptcy Court, Northern District of Texas, Dallas Division, December 19, 2002, for Cadiz Properties, Inc., Case No. 01-80459-RCM-11.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALFORD REFRIGERATED WAREHOUSES, INC.


Dated:  December 30, 2002                  By: /s/ James C. Williams
                                              ----------------------------------
                                              James C. Williams, Chief Financial
                                              Officer, Secretary, Treasurer,
                                              and Director